EXHIBIT 99.1

                         PRELIMINARY MARKETING MATERIALS



                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1


    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1




The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Offered Notes, nor any other party makes any representation as to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the term sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that Offered Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



                               (FIRST UNION LOGO)




                           FIRST UNION CAPITAL MARKETS

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO

                                SUMMARY OF TERMS
                                ----------------


    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                                 (the "Notes")


ISSUER:                    First Greensboro Home Equity Loan Trust 1998-1 (the
                           "Trust")

SELLER:                    First Greensboro Capital Corp.

SERVICER:                  First Greensboro Home Equity, Inc.

Back-up Servicer:          Calmco, Inc.


MANAGER:                   First Union Capital Markets

SECURITIES OFFERED:                                           1998-1
                                                              ------
                            AMOUNT:                           $175,000,000

                            COLLATERAL:                       Fixed and
                                                              adjustable-rate
                                                              home equity loans

                            CUT-OFF DATE:                     06/01/98

                            PREPAYMENT ASSUMPTION(1):         25% HEP(1)

                            EXPECTED COUPON:                  TBD
                            SPREAD:                           TBD

                            TO MATURITY:
                            ------------
                            AVERAGE LIFE                      3.32

                            TO 10% CALL:
                            ------------
                            AVERAGE LIFE                      3.08

                            STATED MATURITY:                  12/25/2029

                            PAYMENT FREQUENCY:                Monthly

                            INTEREST RATE BASIS:              30/360

                            DATED DATE:                       06/01/98

                            PAYMENT DELAY:                    24 days

                            PRICING DATE (EXPECTED):          06/19/98

                            SETTLEMENT DATE(EXPECTED):        06/26/98

                            FIRST PAYMENT DATE:               07/25/98

                            RATING (S&P/MOODY'S):             AAA/Aaa


(1) HEP assumes that a pool of loans prepays in the first month of the life of such loan at a constant prepayment rate that corresponds in CPR to one-tenth the given HEP percentage and increases by an additional one-tenth each month thereafter until the tenth month, where it remains at a CPR equal to the given HEP percentage.



DESCRIPTION OF THE NOTES:  The Notes represent non-recourse obligations of the
                           Issuer and are secured by the assets of the Trust, which will include (i) a pool of nonconforming, home equity loans, (ii) all payments of principal and




FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY. DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO



                           interest thereon due on or after the Cut-off Date,
                           (iii) security interests in the mortgaged properties,
                           (iv) amounts on deposit in the Note Account, Pre-Funding Account and Capitalized Interest Account;
                           (v) the Issuer's rights under the Loan Transfer Agreement, (vi) the Note Insurance Policies and (vii) certain other property.

                           The assets of the trust estate and payments under the Insurance Policy, if any, will be the only sources of payments on the Notes. The Notes will be issued in a single class.

INDENTURE TRUSTEE:         The Chase Manhattan Bank

SERVICING FEE:             50 bps per annum

INDENTURE TRUSTEE FEE:     [1.25] bps

NOTE INSURER: Financial Surety Assurance, Inc. ("FSA"). The claims-paying ability of FSA is rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

NOTE INSURANCE
POLICIES:                  The insurance policies of FSA guarantee the timely
                           payment of interest and the ultimate payment of principal on the Notes.

CREDIT ENHANCEMENT:        1. Monthly Excess Spread
                           2.  Overcollateralization
                           3.  Insurance policy

FORM OF NOTES:             Book-Entry Form, delivered through the facilities of
                           DTC, Cedel, and Euroclear against payment in immediately available funds.

REMITTANCE PERIOD:         With respect to any payment date, the calendar month
                           immediately preceding the month in which such Payment
                           Date occurs (or, in the case of the first payment date, the period from the day following the applicable Cut-Off Date for each Home Equity Loan through and including the last day of June, 1998).

MONTHLY REMITTANCE DATE:   With respect to each payment date, the 18th day of
                           the month in which such payment date occurs, or if such day is not a business day, then the preceding business day.

PAYMENTS OF INTEREST:      On each Payment Date, Notes will be entitled to
                           payments in respect of interest accrued during the related Interest Period at the Note Interest Rate on the outstanding aggregate principal balance of the Notes as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on the Notes on such preceding Payment
                           Date). The "Interest Period" in respect of any Payment Date will be the calendar month immediately preceding the month in which the Payment Date occurs.
                           All calculations of interest on the Notes will be computed on the basis of a year of 360 days and twelve 30 day months.

                           If, with respect to any Payment Date, funds are not available from Available Funds to pay the full amount of Note Interest due on the Notes, the deficiency will be covered by payments made pursuant to the Insurance Policy for such Payment Date.

COUPON STEP-UP:            After the Clean-Up Call Date, the Note Rate will
                           increase by 50 bps.

PAYMENTS OF PRINCIPAL:     On each Payment Date, Notes will be entitled to
                           Monthly Principal in reduction of the Note Balance.
                           "Monthly Principal" with respect to any Payment Date will be equal to the aggregate of all scheduled payments of principal received with respect to the Home Equity Loans and due during the related
                           Remittance Period and all other amounts collected, received or otherwise recovered in respect of principal on the Home Equity Loans during or in respect of the related Remittance Period.

Payments of Excess Cash    "Excess Cash" on any Payment Date will be equal to
                           Available Funds on such Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured Payments paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer
                           Premiums for prior Payment Dates (in each case with interest thereon at the Late Payment Rate set forth in the Insurance Agreement), (ii) the Note Interest for the related Payment Date, (iii) the Monthly
                           Principal for the related Payment Date and (iv) with respect to the first Payment Date following the end of the Funding Period, all amounts remaining in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans during such
                           Funding Period. On each Payment Date with respect to which the


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY. DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO


                           Overcollateralization Amount for the Notes is less than the Required Overcollateralization Amount for such Payment Date, Excess Cash derived from Available Funds, if any, will be paid on the Notes in reduction of the Note Balance, up to the amount necessary for the related Overcollateralization Amount to equal the applicable Required Overcollateralization Amount. Any Excess Cash remaining after making required payments on the Notes (including any payments as described in the preceding sentence) and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture Trustee, and such amounts will not be available to make any of the payments referred to in clauses
                           (i)-(iv) above on any subsequent Payment Date.

OVERCOLLATERALIZATION:     Credit enhancement with respect to the Notes will be
                           provided in part by overcollateralization resulting from the limited acceleration of the Notes relative to the amortization of the related collateral.
                           Accelerated amortization is achieved by applying excess cash collected on the collateral to the payment of principal of the Notes. The Indenture requires that this Overcollateralization Amount be increased to, and thereafter maintained at, the Required Overcollateralization Amount. The Indenture generally provides that the Required
                           Overcollateralization Amount may, over time, decrease or increase, subject to certain floors, caps and triggers including triggers that allow the related
                           Required Overcollateralization Amount to decrease or "step down" based on the performance of the Home
                           Equity Loans with respect to certain delinquency rate tests specified in the Indenture.

                           In addition, Excess Cash will be applied to the payment in reduction of principal of the Notes during the period that the Home Equity Loans are unable to meet certain tests specified in the Indenture based on delinquency rates. Any increase in the Required Overcollateralization Amount may result in an accelerated amortization of the Notes until such Required Overcollateralization Amount is reached, and any decrease in the Required Overcollateralization Amount will result in a decelerated amortization of the Notes until such Required Overcollateralization Amount is reached.

OPTIONAL REDEMPTION:       The Notes may be redeemed, in full but not in part,
                           at the option of the Servicer on or after the first
                           Payment Date on which the Aggregate Principal Balance of the Mortgage Loans in the Mortgage Pool has declined to 10% or less of its Original Pool Balance.
                           In addition, the Note Insurer will have rights, under limited circumstances, to effect a redemption of the Notes and terminate the indenture.

DELINQUENCY ADVANCES:      The Servicer will be obligated to make advances with
                           respect to delinquent payments of interest (at the related Mortgage Rate less the Servicing Fee, as defined below) and scheduled principal due on each Mortgage Loan to the extent that such Delinquency
                           Advances, in good faith and in the Servicer's reasonable judgment, are reasonably recoverable from the related Mortgage Loan. To the extent that the Master Servicer previously has made Delinquency
                           Advances with respect to a Home Equity Loan that the Master Servicer subsequently determines to be nonrecoverable, the Master Servicer shall be entitled to reimbursement from the Trust.

COMPENSATING INTEREST:     If a full or partial prepayment of a Home Equity Loan
                           occurs during any calendar month, any difference between the interest collected from the Mortgagor in connection with such payoff and the full month's interest that would be due on the related due date for such Home Equity Loan will be required to be deposited to the Principal and Interest Account on the next succeeding Monthly Remittance Date by the Master Servicer and shall be included in the Monthly
                           Remittance Amount to be made available to the Indenture Trustee on the next succeeding Monthly
                           Remittance Date. With respect to any Payment Date, the Master Servicer will not be required to remit compensating interest in excess of the aggregate
                           Servicing Fee for the related Remittance Period.

SERVICING ADVANCES:        Subject to the Master Servicer determination, in its
                           reasonable business judgment, that any proposed advance not be recoverable, the Master Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) expenditures in connection with a foreclosed Home
                           Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation ("Preservation
                           Expenses"), (ii) the cost of any enforcement or judicial proceedings, including foreclosures and
                           (iii) the cost of the management and liquidation of Property acquired in satisfaction of the related
                           Mortgage. The Master Servicer may recover a Servicing
                           Advance from the Trust as provided under the Servicing Agreement.

PRE-FUNDING                ACCOUNTS: On the Closing Date, the Pre-Funded Amount,
                           which will be funded from the sale of the Notes, will be deposited into the Pre-Funding Account, which will be in the name of, and maintained by, the Indenture
                           Trustee in trust for the benefit of the holders of the Notes, and may be used to acquire subsequent mortgage loans.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO


CAPITALIZED INTEREST:      On the closing date, cash in an amount satisfactory
                           to the Note Insurer will be deposited into a trust account for the benefit of the holders of the Notes to ensure payments of interest on the Pre-funded amount during the Funding Period.

MANDATORY PREPAYMENT
OF NOTES:                  In the event that by July 31, 1998, not all funds in
                           the Pre-Funding Account have been used to acquire
                           Subsequent Mortgage Loans for inclusion in the Mortgage Loan Pool, the Owners of the Notes will receive a prepayment on the Payment Date in August
                           1998 in an amount equal to the Pre-Funded Amount, less any Pre-Funding Account Earnings remaining at the end of the Funding Period.

ERISA CONSIDERATIONS:      The Notes may be purchased by employee benefit plans
                           that are subject to the Employee Retirement Income
                           Security Act of 1974, as amended. Investors should consult their counsel with respect to limitations on acquisition and ownership of the Notes and consequences thereof.

SMMEA: The Notes will not constitute "mortgage related securities" for purposed of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

TAXATION:                  The Notes will be treated as debt obligations for tax
                           purposes. No REMIC election will be made.

CONTACT:                   Russ Andrews     (704) 374-3472
                           Wallace Saunders (704) 374-4868
                           Pearl Bassard    (704) 383-7591
                           David Duque      (704) 383-5525






FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY. DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO




                  PERCENTAGE OF ORIGINAL NOTE PRINCIPAL BALANCE

                                                            HEP PERCENTAGE
                                         ------------------------------------------------------
            DISTRIBUTION DATE              20          23          25          27           30
            -----------------              --          --          --          --           --

                 Initial                  100          100         100         100         100
              June 25, 1999                82          80          78          77           74
              June 25, 2000                62          58          55          52           49
              June 25, 2001                48          43          40          37           33
              June 25, 2002                37          32          29          27           23
              June 25, 2003                29          24          22          19           16
              June 25, 2004                23          18          16          14           11
              June 25, 2005                18          14          12          10           0
              June 25, 2006                14          10           0           0           0
              June 25, 2007                11           0           0           0           0
              June 25, 2008                0            0           0           0           0
              June 25, 2009                0            0           0           0           0

        Weighted Average Life(1)
            to Call in Years                  3.78        3.33        3.08        2.87         2.59
          to Maturity in Years                4.06        3.58        3.32        3.09         2.79


(1) The weighted average life of the Notes is determined by (I) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and
    (iii) dividing by the original res



FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO


           SUMMARY OF CHARACTERISTICS OF THE INITIAL HOME EQUITY LOANS



Aggregate Number of Initial Home Equity Loans                             2,304

Principal Balance
     Aggregate Principal Balance                                $147,983,111.90
     Average Principal Balance                                       $64,228.78
     Range of Principal Balances                        $6,762.38 - $698,651.66

Coupon Rates
     Weighted Average Coupon Rate                                        10.30%
     Range of Coupon Rates                                       7.55% - 17.99%

Original Term to Maturity
     Weighted Average Original Term to Maturity                      284 months
     Range of Original Terms to Maturity                         60 -360 Months

Remaining Term to Maturity
     Weighted Average Remaining Term to Maturity                     282 months
     Range of Remaining Term to Maturity                        57 - 360 Months

Combined Loan-to-Value Ratio
     Weighted Average Combined Loan-to-Value Ratio                       80.41%
     Range of Combined Loan-to-Value Ratios                     15.79 - 125.01%


Percentage of First Lien Initial Home Equity Loans                       93.32%
Percentage of Second Lien Initial Home Equity Loans                       6.68%







THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO



                                          PRINCIPAL BALANCES

                                                              Aggregate            Percentage
                                    Number of                  Unpaid             of Aggregate
Principal                           Mortgage                  Principal              Unpaid
                                                                                    Principal
Balance                               Loans                    Balance               Balance

  5,000.01 -  10,000.00                 14                    130,999.06              0.09
 10,000.01 -  15,000.00                 59                    787,118.71              0.53
 15,000.01 -  20,000.00                 91                  1,626,199.45              1.10
 20,000.01 -  25,000.00                100                  2,286,496.23              1.55
 25,000.01 -  30,000.00                118                  3,301,075.72              2.23
 30,000.01 -  35,000.00                115                  3,751,478.70              2.54
 35,000.01 -  40,000.00                139                  5,284,245.93              3.57
 40,000.01 -  45,000.00                148                  6,365,949.54              4.30
 45,000.01 -  50,000.00                152                  7,302,629.27              4.93
 50,000.01 -  55,000.00                156                  8,199,148.43              5.54
 55,000.01 -  60,000.00                208                 12,053,505.20              8.15
 60,000.01 -  65,000.00                158                  9,873,040.66              6.67
 65,000.01 -  70,000.00                149                 10,055,794.11              6.80
 70,000.01 -  75,000.00                108                  7,834,653.85              5.29
 75,000.01 -  80,000.00                 92                  7,118,815.82              4.81
 80,000.01 -  85,000.00                 61                  5,044,238.05              3.41
 85,000.01 -  90,000.00                 62                  5,428,497.58              3.67
 90,000.01 -  95,000.00                 43                  3,982,394.68              2.69
 95,000.01 - 100,000.00                 50                  4,867,699.47              3.29
100,000.01 - 125,000.00                124                 13,878,324.88              9.38
125,000.01 - 150,000.00                 72                  9,650,755.15              6.52
150,000.01 - 200,000.00                 50                  8,562,482.96              5.79
200,000.01 - 250,000.00                 17                  3,821,609.17              2.58
250,000.01 - 300,000.00                  9                  2,471,654.52              1.67
300,000.01 - 350,000.00                  2                    655,886.18              0.44
350,000.01 - 400,000.00                  1                    365,750.00              0.25
400,000.01 - 450,000.00                  1                    427,000.00              0.29
450,000.01 - 500,000.00                  3                  1,463,684.53              0.99
650,000.01 - 700,000.00                  2                  1,391,984.05              0.94
                                        --                 -------------             ----


                                    2,304                147,983,111.90            100.00
                                    ======               ===============           ======



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO




                                                        MORTGAGE RATES

                                                               Aggregate              Percentage
                                   Number of                    Unpaid               of Aggregate
Mortgage                           Mortgage                    Principal            Unpaid Principal
Rate                                 Loans                      Balance                 Balance
 7.500 -  7.999                          2                       101,817.66              0.07
 8.000 -  8.499                        120                    12,225,110.27              8.26
 8.500 -  8.999                        236                    21,171,471.36             14.31
 9.000 -  9.499                        259                    17,713,707.02             11.97
 9.500 -  9.999                        405                    28,157,195.16             19.03
10.000 - 10.499                        258                    16,167,499.19             10.93
10.500 - 10.999                        296                    18,145,127.40             12.26
11.000 - 11.499                        174                    10,460,214.61              7.07
11.500 - 11.999                        190                     9,044,366.50              6.11
12.000 - 12.499                         87                     4,692,717.13              3.17
12.500 - 12.999                         84                     3,333,480.53              2.25
13.000 - 13.499                         35                     1,595,657.62              1.08
13.500 - 13.999                         48                     1,882,749.80              1.27
14.000 - 14.499                         20                       822,785.14              0.56
14.500 - 14.999                         34                       985,213.77              0.67
15.000 - 15.499                         20                       596,373.95              0.40
15.500 - 15.999                         28                       670,717.80              0.45
16.000 - 16.499                          4                       116,254.12              0.08
16.500 - 16.999                          2                        40,982.85              0.03
17.000 - 17.499                          1                        13,686.82              0.01
17.500 - 17.999                          1                        45,983.20              0.03
                                         --                       ----------             ----

                                     2,304                   147,983,111.90            100.00
                                     ======                  ===============           ======




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO




                                    COMBINED LOAN-TO-VALUE RATIOS

                                                             Aggregate            Percentage
Combined                            Number of                 Unpaid             of Aggregate
Loan-to-Value                       Mortgage                 Principal              Unpaid
                                                                                  Principal
Ratio                                 Loans                   Balance              Balance
 15.01 -  20.00                          4                     90,216.40              0.06
 20.01 -  25.00                          2                     39,760.03              0.03
 25.01 -  30.00                          6                    105,071.89              0.07
 30.01 -  35.00                         20                    517,767.59              0.35
 35.01 -  40.00                         18                    521,786.15              0.35
 40.01 -  45.00                         23                    820,402.14              0.55
 45.01 -  50.00                         27                  1,061,673.93              0.72
 50.01 -  55.00                         37                  1,697,980.27              1.15
 55.01 -  60.00                         36                  2,046,879.15              1.38
 60.01 -  65.00                         77                  4,676,452.63              3.16
 65.01 -  70.00                        120                  6,165,644.00              4.17
 70.01 -  75.00                        171                  9,977,321.26              6.74
 75.01 -  80.00                        324                 20,191,903.28             13.64
 80.01 -  85.00                        152                  9,620,276.21              6.50
 85.01 -  90.00                        258                 19,962,553.85             13.49
 90.01 -  95.00                        305                 22,822,840.28             15.42
 95.01 - 100.00                        611                 40,433,625.07             27.32
100.01 - 125.01                        113                  7,230,957.77              4.89
                                      ----                 -------------             -----
                                     2,304                147,983,111.90             99.99
                                    ======               ===============             =====



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO



                                     REMAINING TERMS TO MATURITY

                                                              Aggregate            Percentage
                                     Number of                 Unpaid             of Aggregate
Remaining                            Mortgage                 Principal              Unpaid
                                                                                   Principal
Term                                   Loans                   Balance              Balance

 49 -  60                                8                    144,222.00              0.10
 61 -  72                                2                     57,595.34              0.04
 73 -  84                               15                    342,617.00              0.23
 85 -  96                                1                     47,968.03              0.03
 97 - 108                                1                     32,925.17              0.02
109 - 120                              100                  3,207,205.19              2.17
133 - 144                               10                    422,878.61              0.29
145 - 156                                2                    113,711.56              0.08
157 - 168                                1                     13,686.82              0.01
169 - 180                              627                 28,841,062.36             19.49
181 - 192                                1                     85,798.12              0.06
193 - 204                                1                     88,315.28              0.06
217 - 228                                4                    114,690.34              0.08
229 - 240                              320                 18,740,985.82             12.66
289 - 300                              669                 45,399,424.30             30.68
325 - 336                                5                    332,875.12              0.22
337 - 348                                6                    664,716.50              0.45
349 - 352                                1                    280,427.65              0.19
353 - 356                               55                  5,169,717.22              3.49
357                                     76                  7,803,453.00              5.27
358                                    130                 11,907,452.68              8.05
359                                    109                  9,739,181.64              6.58
360                                    160                 14,432,202.15              9.75
                                      ----                --------------             -----
                                     2,304                147,983,111.90            100.00
                                     =====                ==============            ======




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO






                                      GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES

                                                             Aggregate             Percentage
                                    Number of                 Unpaid              of Aggregate
                                    Mortgage                 Principal               Unpaid
                                                                                   Principal
State                                 Loans                   Balance               Balance
Arkansas                               191                 13,793,359.86              9.32
Colorado                                 5                    333,560.47              0.23
Florida                                 41                  2,458,366.88              1.66
Georgia                                 94                  6,625,157.74              4.48
Idaho                                   25                  1,951,990.50              1.32
Illinois                                44                  3,096,590.31              2.09
Indiana                                 18                  1,210,610.21              0.82
Kansas                                   7                    535,401.78              0.36
Kentucky                                 4                    261,376.68              0.18
Louisiana                                1                     16,798.96              0.01
Mississippi                              9                    639,084.85              0.43
Missouri                                44                  2,397,876.45              1.62
Montana                                  1                     89,247.81              0.06
Nevada                                   2                    340,333.39              0.23
New Mexico                               8                    488,453.58              0.33
North Carolina                         775                 50,058,929.21             33.83
Oklahoma                                86                  3,917,268.17              2.65
Oregon                                   3                    233,493.91              0.16
South Carolina                         165                  9,225,947.59              6.23
Tennessee                               74                  5,059,412.61              3.42
Texas                                   95                  5,105,926.00              3.45
Utah                                   135                 12,503,535.37              8.45
Virginia                               426                 24,305,889.65             16.42
Washington                               1                    124,793.21              0.08
West Virginia                           14                    698,250.73              0.47
Wisconsin                               34                  2,373,118.53              1.60
Wyoming                                  2                    138,337.45              0.09
                                        --                   -----------             -----
                                     2,304                147,983,111.90             99.99
                                     =====                ==============             =====



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO




                                             OCCUPANCY STATUS

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Occupancy                        Mortgage                 Principal              Unpaid
                                                                               Principal
Status                             Loans                   Balance              Balance
Non Owner Occupied                    84                  4,070,668.95              2.75
Owner Occupied                     2,220                143,912,442.95             97.25
                                   ------               ---------------            -----

                                   2,304                147,983,111.90            100.00
                                   ======               ===============           ======



                                         TYPES OF MORTGAGED PROPERTIES

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Property                         Mortgage                 Principal              Unpaid
                                                                               Principal
Type                               Loans                   Balance              Balance

Single Family                        1,949                126,410,607.55             85.42
2-4 Unit                                12                    787,238.62              0.53
Condominium                             11                    731,987.13              0.49
Manufactured Home                      296                 16,229,766.85             10.97
Mixed Use                                1                    128,700.00              0.09
PUD                                     35                  3,694,811.75              2.50
                                       ---                 -------------             -----

                                     2,304                147,983,111.90            100.00
                                    ======               ===============           =======



                                                    LOAN PURPOSES

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
                                 Mortgage                 Principal              Unpaid
                                                                               Principal
Use of Proceeds                    Loans                   Balance              Balance

Cashout Refinance                    1,513                 93,638,397.56             63.28
No Cashout Refinance                   630                 41,114,082.85             27.78
Purchase                               161                 13,230,631.49              8.94
                                      ----                --------------             -----

                                     2,304                147,983,111.90            100.00
                                    ======               ===============           =======




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO





                                                    DOCUMENTATION TYPES

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Documentation                    Mortgage                 Principal              Unpaid
                                                                               Principal
Type                               Loans                   Balance              Balance
FULL                                 2,185                138,766,746.60             93.77
NO INCOME QUALIFIER                    105                  8,433,518.88              5.70
STATED                                  14                    782,846.42              0.53
                                       ---                   -----------             -----

                                     2,304                147,983,111.90            100.00
                                    ======               ===============           =======





                                        GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Gross                            Mortgage                 Principal              Unpaid
                                                                               Principal
Margin                             Loans                   Balance              Balance

 4.500 -  4.999                          6                  1,034,663.05             15.78
 5.000 -  5.499                         26                  1,748,603.59             26.67
 5.500 -  5.999                          8                    901,133.39             13.74
 6.000 -  6.499                         12                    999,106.14             15.24
 6.500 -  6.999                          4                    300,903.12              4.59
 7.000 -  7.499                          5                    450,605.37              6.87
 7.500 -  7.999                          5                    519,198.02              7.92
 8.000 -  8.499                          5                    463,823.67              7.07
 8.500 -  8.999                          1                    139,288.77              2.12
                                        --                   -----------             -----

                                        72                  6,557,325.12            100.00
                                       ===                 =============           =======







THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
    $175,000,000 FIXED RATE MORTGAGE LOAN, ASSET BACKED NOTES, SERIES 1998-1
                           PRELIMINARY MARKETING MEMO






                                             MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Maximum                          Mortgage                 Principal              Unpaid
                                                                               Principal
Rate                               Loans                   Balance              Balance

13.500 - 13.999                          2                    101,817.66              1.55
14.000 - 14.499                          5                    249,807.53              3.81
14.500 - 14.999                          9                  1,334,627.18             20.35
15.000 - 15.499                         17                  1,238,908.76             18.89
15.500 - 15.999                         16                  1,439,028.62             21.95
16.000 - 16.499                          7                    624,282.37              9.52
16.500 - 16.999                          8                    845,870.54             12.90
17.000 - 17.499                          6                    594,057.91              9.06
18.000 - 18.499                          2                    128,924.55              1.97
                                        --                   -----------             -----

                                        72                  6,557,325.12            100.00
                                       ===                 =============           =======







                                        MINIMUM RATES OF THE ADJUSTABLE RATE LOANS

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Minimum                          Mortgage                 Principal              Unpaid
                                                                               Principal
Rate                               Loans                   Balance              Balance

 7.500 -  7.999                          2                    101,817.66              1.55
 8.000 -  8.499                          5                    249,807.53              3.81
 8.500 -  8.999                          9                  1,334,627.18             20.35
 9.000 -  9.499                         17                  1,238,908.76             18.89
 9.500 -  9.999                         16                  1,439,028.62             21.95
10.000 - 10.499                          7                    624,282.37              9.52
10.500 - 10.999                          8                    845,870.54             12.90
11.000 - 11.499                          6                    594,057.91              9.06
12.000 - 12.499                          2                    128,924.55              1.97
                                        --                   -----------             -----

                                        72                  6,557,325.12            100.00
                                        ==                  ============            ======



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.





FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION
ONLY. DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY
ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLIDICATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                           Updated Marketing Materials
                                  June 16, 1998
                                     8:03 AM




                 First Greensboro Home Equity Loan Trust 1998-1


    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1




The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Offered Notes, nor any other party makes any representation as to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the term sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that Offered Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




                               (FIRST UNION LOGO)

                          FIRST UNION CAPITAL MARKETS

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998





                                Summary of Terms


    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                                 (the "Notes")


Issuer:                    First Greensboro Home Equity Loan Trust 1998-1
                           (the "Trust")

Seller:                    First Greensboro Capital Corp.

Servicer:                  First Greensboro Home Equity, Inc.

Back-up Servicer:          Calmco, Inc.


Manager:                   First Union Capital Markets

Securities Offered:                                           1998-1

                            Amount:                           $175,000,000

                            Collateral:                       Fixed and
                                                              adjustable-rate
                                                              home equity loans

                            Cut-off Date:                     06/01/98

                            Prepayment Assumption:            25% HEP(1)

                            Expected Coupon:                  TBD
                            Spread:                           TBD

                            To Maturity:
                            ------------
                            Average Life                      3.32

                            To 10% Call:
                            ------------
                            Average Life                      3.08

                            Stated Maturity:                  12/25/2029

                            Payment Frequency:                Monthly

                            Interest rate basis:              30/360

                            Dated Date:                       06/01/98

                            Payment Delay:                    24 days

                            Pricing Date (expected):          06/19/98

                            Settlement Date(expected):        06/26/98

                            First Payment Date:               07/25/98

                            Rating (S&P/Moody's):             AAA/Aaa

(1) HEP assumes that a pool of loans prepays in the first month of the life of such loan at a constant prepayment rate that corresponds in CPR to one-tenth the given HEP percentage and increases by an additional one-tenth each month thereafter until the tenth month, where it remains at a CPR equal to the given HEP percentage.


Description of the Notes:  The Notes represent non-recourse obligations of the
                           Issuer and are secured by the assets of the Trust, which will include (i) a pool of nonconforming, home equity loans, (ii) all payments of principal and




First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998


                           interest thereon due on or after the Cut-off Date,
                           (iii) security interests in the mortgaged properties,
                           (iv) amounts on deposit in the Note Account, Pre-Funding Account and Capitalized Interest Account;
                           (v) the Issuer's rights under the Loan Transfer Agreement, (vi) the Note Insurance Policies and (vii) certain other property.

                           The assets of the trust estate and payments under the Insurance Policy, if any, will be the only sources of payments on the Notes. The Notes will be issued in a single class.

Indenture Trustee:         The Chase Manhattan Bank

Servicing Fee:             50 bps per annum

Indenture Trustee Fee:     [1.25] bps

Note Insurer: Financial Surety Assurance, Inc. ("FSA"). The claims-paying ability of FSA is rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

Note Insurance
Policies:                  The insurance policies of FSA guarantee the timely
                           payment of interest and the ultimate payment of principal on the Notes.

Credit Enhancement:        1.  Monthly Excess Spread
                           2.  Overcollateralization
                           3.  Insurance policy

Form of Notes:             Book-Entry Form, delivered through the facilities of
                           DTC, Cedel, and Euroclear against payment in immediately available funds.

Remittance Period:         With respect to any payment date, the calendar month
                           immediately preceding the month in which such Payment
                           Date occurs (or, in the case of the first payment date, the period from the day following the applicable Cut-Off Date for each Home Equity Loan through and including the last day of June, 1998).

Monthly Remittance Date:   With respect to each payment date, the 18th day of
                           the month in which such payment date occurs, or if such day is not a business day, then the preceding business day.

Payments of Interest:      On each Payment Date, Notes will be entitled to
                           payments in respect of interest accrued during the related Interest Period at the Note Interest Rate on the outstanding aggregate principal balance of the Notes as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on the Notes on such preceding Payment
                           Date). The "Interest Period" in respect of any Payment Date will be the calendar month immediately preceding the month in which the Payment Date occurs.
                           All calculations of interest on the Notes will be computed on the basis of a year of 360 days and twelve 30 day months.

                           If, with respect to any Payment Date, funds are not available from Available Funds to pay the full amount of Note Interest due on the Notes, the deficiency will be covered by payments made pursuant to the Insurance Policy for such Payment Date.

Coupon Step-up:            After the Clean-Up Call Date, the Note Rate will
                           increase by 50 bps.

Payments of Principal:     On each Payment Date, Notes will be entitled to
                           Monthly Principal in reduction of the Note Balance.
                           "Monthly Principal" with respect to any Payment Date will be equal to the aggregate of all scheduled payments of principal received with respect to the Home Equity Loans and due during the related
                           Remittance Period and all other amounts collected, received or otherwise recovered in respect of principal on the Home Equity Loans during or in respect of the related Remittance Period.

Payments of Excess Cash    "Excess Cash" on any Payment Date will be equal to
                           Available Funds on such Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured Payments paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer
                           Premiums for prior Payment Dates (in each case with interest thereon at the Late Payment Rate set forth in the Insurance Agreement), (ii) the Note Interest for the related Payment Date, (iii) the Monthly
                           Principal for the related Payment Date and (iv) with respect to the first Payment Date following the end of the Funding Period, all amounts remaining in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans during such
                           Funding Period. On each Payment Date with respect to which the



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



                           Overcollateralization Amount for the Notes is less than the Required Overcollateralization Amount for such Payment Date, Excess Cash derived from Available Funds, if any, will be paid on the Notes in reduction of the Note Balance, up to the amount necessary for the related Overcollateralization Amount to equal the applicable Required Overcollateralization Amount. Any Excess Cash remaining after making required payments on the Notes (including any payments as described in the preceding sentence) and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture Trustee, and such amounts will not be available to make any of the payments referred to in clauses
                           (i)-(iv) above on any subsequent Payment Date.

Overcollateralization:     Credit enhancement with respect to the Notes will be
                           provided in part by overcollateralization resulting from the limited acceleration of the Notes relative to the amortization of the related collateral.
                           Accelerated amortization is achieved by applying excess cash collected on the collateral to the payment of principal of the Notes. The Indenture requires that this Overcollateralization Amount be increased to, and thereafter maintained at, the Required Overcollateralization Amount. The Indenture generally provides that the Required
                           Overcollateralization Amount may, over time, decrease or increase, subject to certain floors, caps and triggers including triggers that allow the related
                           Required Overcollateralization Amount to decrease or "step down" based on the performance of the Home
                           Equity Loans with respect to certain delinquency rate tests specified in the Indenture.

                           In addition, Excess Cash will be applied to the payment in reduction of principal of the Notes during the period that the Home Equity Loans are unable to meet certain tests specified in the Indenture based on delinquency rates. Any increase in the Required Overcollateralization Amount may result in an accelerated amortization of the Notes until such Required Overcollateralization Amount is reached, and any decrease in the Required Overcollateralization Amount will result in a decelerated amortization of the Notes until such Required Overcollateralization Amount is reached.

Optional Redemption:       The Notes may be redeemed, in full but not in part,
                           at the option of the Servicer on or after the first
                           Payment Date on which the Aggregate Principal Balance of the Mortgage Loans in the Mortgage Pool has declined to 10% or less of its Original Pool Balance.
                           In addition, the Note Insurer will have rights, under limited circumstances, to effect a redemption of the Notes and terminate the indenture.

Delinquency Advances:      The Servicer will be obligated to make advances with
                           respect to delinquent payments of interest (at the related Mortgage Rate less the Servicing Fee, as defined below) and scheduled principal due on each Mortgage Loan to the extent that such Delinquency
                           Advances, in good faith and in the Servicer's reasonable judgment, are reasonably recoverable from the related Mortgage Loan. To the extent that the Master Servicer previously has made Delinquency
                           Advances with respect to a Home Equity Loan that the Master Servicer subsequently determines to be nonrecoverable, the Master Servicer shall be entitled to reimbursement from the Trust.

Compensating Interest:     If a full or partial prepayment of a Home Equity Loan
                           occurs during any calendar month, any difference between the interest collected from the Mortgagor in connection with such payoff and the full month's interest that would be due on the related due date for such Home Equity Loan will be required to be deposited to the Principal and Interest Account on the next succeeding Monthly Remittance Date by the Master Servicer and shall be included in the Monthly
                           Remittance Amount to be made available to the Indenture Trustee on the next succeeding Monthly
                           Remittance Date. With respect to any Payment Date, the Master Servicer will not be required to remit compensating interest in excess of the aggregate
                           Servicing Fee for the related Remittance Period.

Servicing Advances:        Subject to the Master Servicer determination, in its
                           reasonable business judgment, that any proposed advance not be recoverable, the Master Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) expenditures in connection with a foreclosed Home
                           Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation ("Preservation
                           Expenses"), (ii) the cost of any enforcement or judicial proceedings, including foreclosures and
                           (iii) the cost of the management and liquidation of Property acquired in satisfaction of the related
                           Mortgage. The Master Servicer may recover a Servicing
                           Advance from the Trust as provided under the Servicing Agreement.

Pre-Funding Accounts:      On the Closing Date, the Pre-Funded Amount, which
                           will be funded from the sale of the Notes, will be deposited into the Pre-Funding Account, which will be in the name of, and maintained by, the Indenture
                           Trustee in trust for the benefit of the holders of the Notes, and may be used to acquire subsequent mortgage loans.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998


Capitalized Interest:      On the closing date, cash in an amount satisfactory
                           to the Note Insurer will be deposited into a trust account for the benefit of the holders of the Notes to ensure payments of interest on the Pre-funded amount during the Funding Period.

Mandatory Prepayment
of Notes:                  In the event that by July 31, 1998, not all funds in
                           the Pre-Funding Account have been used to acquire
                           Subsequent Mortgage Loans for inclusion in the Mortgage Loan Pool, the Owners of the Notes will receive a prepayment on the Payment Date in August
                           1998 in an amount equal to the Pre-Funded Amount, less any Pre-Funding Account Earnings remaining at the end of the Funding Period.

ERISA Considerations:      The Notes may be purchased by employee benefit plans
                           that are subject to the Employee Retirement Income
                           Security Act of 1974, as amended. Investors should consult their counsel with respect to limitations on acquisition and ownership of the Notes and consequences thereof.

SMMEA: The Notes will not constitute "mortgage related securities" for purposed of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Taxation:                  The Notes will be treated as debt obligations for tax
                           purposes. No REMIC election will be made.

Contact:                   Russ Andrews     (704) 374-3472
                           Wallace Saunders (704) 374-4868
                           Pearl Bassard    (704) 383-7591
                           David Duque      (704) 383-5525



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



                  Percentage of Original Note Principal Balance
                               *** To Maturity ***


                                    HEP
                Date                 20            23            25             27            30
           June 26, 1998            100            100           100           100            100
           June 25, 1999             82            80            78             77            75
           June 25, 2000             62            58            55             53            49
           June 25, 2001             48            43            40             37            33
           June 25, 2002             37            32            30             27            23
           June 25, 2003             29            24            22             19            16
           June 25, 2004             23            18            16             14            11
           June 25, 2005             18            14            12             10             7
           June 25, 2006             14            10             8             7              5
           June 25, 2007             11             8             6             5              3
           June 25, 2008             8              6             4             3              2
           June 25, 2009             6              4             3             2              1
           June 25, 2010             5              3             2             1              1
           June 25, 2011             3              2             1             1              0
           June 25, 2012             2              1             1             0              0
           June 25, 2013             2              1             0             0              0
           June 25, 2014             1              0             0             0              0
           June 25, 2015             1              0             0             0              0
           June 25, 2016             0              0             0             0              0
           June 25, 2017             0              0             0             0              0
           June 25, 2018             0              0             0             0              0
           June 25, 2019             0              0             0             0              0
           June 25, 2020             0              0             0             0              0

      Average Life (Years)          4.06          3.58          3.32           3.09          2.79


(1) The weighted average life of the Notes is determined by (I) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and
     (iii) dividing by the original respective Note Principal Balance for such Offered Notes.





First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998





                  Percentage of Original Note Principal Balance
                                 *** To Call ***

                                                             HEP
                                    -----------------------------------------------------
               Date                 20          23           25          27          30
               ----                 --          --           --          --          --

           June 26, 1998            100         100         100          100         100
           June 25, 1999            82          80           78          77          75
           June 25, 2000            62          58           55          53          49
           June 25, 2001            48          43           40          37          33
           June 25, 2002            37          32           30          27          23
           June 25, 2003            29          24           22          19          16
           June 25, 2004            23          18           16          14          11
           June 25, 2005            18          14           12          10           0
           June 25, 2006            14          10           0            0           0
           June 25, 2007            11           0           0            0           0
           June 25, 2008             0           0           0            0           0
           June 25, 2009             0           0           0            0           0

       Average Life (Years)        3.78        3.33         3.08        2.87        2.59

(1) The weighted average life of the Notes is determined by (I) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and
     (iii) dividing by the original respective Note Principal Balance for such Offered Notes.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



           Summary of Characteristics of the Initial Home Equity Loans



Aggregate Number of Initial Home Equity Loans                             2,304

Principal Balance
     Aggregate Principal Balance                                $147,983,111.90
     Average Principal Balance                                       $64,228.78
     Range of Principal Balances                        $6,762.38 - $698,651.66

Coupon Rates
     Weighted Average Coupon Rate                                        10.30%
     Range of Coupon Rates                                       7.55% - 17.99%

Original Term to Maturity
     Weighted Average Original Term to Maturity                      284 months
     Range of Original Terms to Maturity                         60 -360 Months

Remaining Term to Maturity
     Weighted Average Remaining Term to Maturity                     282 months
     Range of Remaining Term to Maturity                        57 - 360 Months

Combined Loan-to-Value Ratio
     Weighted Average Combined Loan-to-Value Ratio                       80.41%
     Range of Combined Loan-to-Value Ratios                     15.79 - 125.01%


Percentage of First Lien Initial Home Equity Loans                       93.32%
Percentage of Second Lien Initial Home Equity Loans                       6.68%







THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



                                                      PRINCIPAL BALANCES

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Principal                        Mortgage                 Principal           Unpaid Principal
Balance                            Loans                   Balance              Balance
  5,000.01 -  10,000.00                 14                       130,999.06              0.09
 10,000.01 -  15,000.00                 59                       787,118.71              0.53
 15,000.01 -  20,000.00                 91                     1,626,199.45              1.10
 20,000.01 -  25,000.00                100                     2,286,496.23              1.55
 25,000.01 -  30,000.00                118                     3,301,075.72              2.23
 30,000.01 -  35,000.00                115                     3,751,478.70              2.54
 35,000.01 -  40,000.00                139                     5,284,245.93              3.57
 40,000.01 -  45,000.00                148                     6,365,949.54              4.30
 45,000.01 -  50,000.00                152                     7,302,629.27              4.93
 50,000.01 -  55,000.00                156                     8,199,148.43              5.54
 55,000.01 -  60,000.00                208                    12,053,505.20              8.15
 60,000.01 -  65,000.00                158                     9,873,040.66              6.67
 65,000.01 -  70,000.00                149                    10,055,794.11              6.80
 70,000.01 -  75,000.00                108                     7,834,653.85              5.29
 75,000.01 -  80,000.00                 92                     7,118,815.82              4.81
 80,000.01 -  85,000.00                 61                     5,044,238.05              3.41
 85,000.01 -  90,000.00                 62                     5,428,497.58              3.67
 90,000.01 -  95,000.00                 43                     3,982,394.68              2.69
 95,000.01 - 100,000.00                 50                     4,867,699.47              3.29
100,000.01 - 125,000.00                124                    13,878,324.88              9.38
125,000.01 - 150,000.00                 72                     9,650,755.15              6.52
150,000.01 - 200,000.00                 50                     8,562,482.96              5.79
200,000.01 - 250,000.00                 17                     3,821,609.17              2.58
250,000.01 - 300,000.00                  9                     2,471,654.52              1.67
300,000.01 - 350,000.00                  2                       655,886.18              0.44
350,000.01 - 400,000.00                  1                       365,750.00              0.25
400,000.01 - 450,000.00                  1                       427,000.00              0.29
450,000.01 - 500,000.00                  3                     1,463,684.53              0.99
650,000.01 - 700,000.00                  2                     1,391,984.05              0.94
                                     -----                  ---------------            ------
                                     2,304                   147,983,111.90            100.00
                                     =====                  ===============            ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



                                                        MORTGAGE RATES

                                                               Aggregate              Percentage
                                    Number of                   Unpaid               of Aggregate
   Mortgage                         Mortgage                   Principal             Unpaid Principal
   Rate                               Loans                     Balance                Balance
 7.500 -  7.999                          2                       101,817.66              0.07
 8.000 -  8.499                        120                    12,225,110.27              8.26
 8.500 -  8.999                        236                    21,171,471.36             14.31
 9.000 -  9.499                        259                    17,713,707.02             11.97
 9.500 -  9.999                        405                    28,157,195.16             19.03
10.000 - 10.499                        258                    16,167,499.19             10.93
10.500 - 10.999                        296                    18,145,127.40             12.26
11.000 - 11.499                        174                    10,460,214.61              7.07
11.500 - 11.999                        190                     9,044,366.50              6.11
12.000 - 12.499                         87                     4,692,717.13              3.17
12.500 - 12.999                         84                     3,333,480.53              2.25
13.000 - 13.499                         35                     1,595,657.62              1.08
13.500 - 13.999                         48                     1,882,749.80              1.27
14.000 - 14.499                         20                       822,785.14              0.56
14.500 - 14.999                         34                       985,213.77              0.67
15.000 - 15.499                         20                       596,373.95              0.40
15.500 - 15.999                         28                       670,717.80              0.45
16.000 - 16.499                          4                       116,254.12              0.08
16.500 - 16.999                          2                        40,982.85              0.03
17.000 - 17.499                          1                        13,686.82              0.01
17.500 - 17.999                          1                        45,983.20              0.03
                                     -----                   --------------            ------
                                     2,304                   147,983,111.90            100.00
                                     =====                   ==============            ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



                                              COMBINED LOAN-TO-VALUE RATIOS

                                                                Aggregate              Percentage
   Combined                          Number of                   Unpaid               of Aggregate
   Loan-to-Value                     Mortgage                   Principal             Unpaid Principal
   Ratio                               Loans                     Balance                Balance
 15.01 -  20.00                          4                        90,216.40              0.06
 20.01 -  25.00                          2                        39,760.03              0.03
 25.01 -  30.00                          6                       105,071.89              0.07
 30.01 -  35.00                         20                       517,767.59              0.35
 35.01 -  40.00                         18                       521,786.15              0.35
 40.01 -  45.00                         23                       820,402.14              0.55
 45.01 -  50.00                         27                     1,061,673.93              0.72
 50.01 -  55.00                         37                     1,697,980.27              1.15
 55.01 -  60.00                         36                     2,046,879.15              1.38
 60.01 -  65.00                         77                     4,676,452.63              3.16
 65.01 -  70.00                        120                     6,165,644.00              4.17
 70.01 -  75.00                        171                     9,977,321.26              6.74
 75.01 -  80.00                        324                    20,191,903.28             13.64
 80.01 -  85.00                        152                     9,620,276.21              6.50
 85.01 -  90.00                        258                    19,962,553.85             13.49
 90.01 -  95.00                        305                    22,822,840.28             15.42
 95.01 - 100.00                        611                    40,433,625.07             27.32
100.01 - 125.01                        113                     7,230,957.77              4.89
                                     -----                   --------------            ------
                                     2,304                   147,983,111.90            100.00
                                     =====                   ==============            ======




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



REMAINING TERMS TO MATURITY

                                                               Aggregate              Percentage
                                    Number of                   Unpaid               of Aggregate
Remaining                           Mortgage                   Principal             Unpaid Principal
Term                                   Loans                     Balance               Balance
 49 -  60                                8                       144,222.00              0.10
 61 -  72                                2                        57,595.34              0.04
 73 -  84                               15                       342,617.00              0.23
 85 -  96                                1                        47,968.03              0.03
 97 - 108                                1                        32,925.17              0.02
109 - 120                              100                     3,207,205.19              2.17
133 - 144                               10                       422,878.61              0.29
145 - 156                                2                       113,711.56              0.08
157 - 168                                1                        13,686.82              0.01
169 - 180                              627                    28,841,062.36             19.49
181 - 192                                1                        85,798.12              0.06
193 - 204                                1                        88,315.28              0.06
217 - 228                                4                       114,690.34              0.08
229 - 240                              320                    18,740,985.82             12.66
289 - 300                              669                    45,399,424.30             30.68
325 - 336                                5                       332,875.12              0.22
337 - 348                                6                       664,716.50              0.45
349 - 352                                1                       280,427.65              0.19
353 - 356                               55                     5,169,717.22              3.49
357                                     76                     7,803,453.00              5.27
358                                    130                    11,907,452.68              8.05
359                                    109                     9,739,181.64              6.58
360                                    160                    14,432,202.15              9.75
                                     -----                   --------------            ------
                                     2,304                   147,983,111.90            100.00
                                     =====                   ==============            ======




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



                                        GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES

                                                                Aggregate              Percentage
                                    Number of                    Unpaid               of Aggregate
                                    Mortgage                    Principal             Unpaid Principal
State                                 Loans                      Balance                Balance
Arkansas                               191                    13,793,359.86              9.32
Colorado                                 5                       333,560.47              0.23
Florida                                 41                     2,458,366.88              1.66
Georgia                                 94                     6,625,157.74              4.48
Idaho                                   25                     1,951,990.50              1.32
Illinois                                44                     3,096,590.31              2.09
Indiana                                 18                     1,210,610.21              0.82
Kansas                                   7                       535,401.78              0.36
Kentucky                                 4                       261,376.68              0.18
Louisiana                                1                        16,798.96              0.01
Mississippi                              9                       639,084.85              0.43
Missouri                                44                     2,397,876.45              1.62
Montana                                  1                        89,247.81              0.06
Nevada                                   2                       340,333.39              0.23
New Mexico                               8                       488,453.58              0.33
North Carolina                         775                    50,058,929.21             33.83
Oklahoma                                86                     3,917,268.17              2.65
Oregon                                   3                       233,493.91              0.16
South Carolina                         165                     9,225,947.59              6.23
Tennessee                               74                     5,059,412.61              3.42
Texas                                   95                     5,105,926.00              3.45
Utah                                   135                    12,503,535.37              8.45
Virginia                               426                    24,305,889.65             16.42
Washington                               1                       124,793.21              0.08
West Virginia                           14                       698,250.73              0.47
Wisconsin                               34                     2,373,118.53              1.60
Wyoming                                  2                       138,337.45              0.09
                                     -----                   --------------            ------
                                     2,304                   147,983,111.90            100.00


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998


                                                       OCCUPANCY STATUS

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Occupancy                        Mortgage                 Principal           Unpaid Principal
Status                             Loans                   Balance              Balance
Non Owner Occupied                      84                     4,070,668.95              2.75
Owner Occupied                       2,220                   143,912,442.95             97.25
                                     -----                   --------------            ------
                                     2,304                   147,983,111.90            100.00
                                     =====                   ==============            ======


                                                   TYPES OF MORTGAGED PROPERTIES

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Property                         Mortgage                 Principal           Unpaid Principal
Type                               Loans                   Balance              Balance

 Single Family                       1,949                   126,410,607.55             85.42
2-4 Unit                                12                       787,238.62              0.53
Condominium                             11                       731,987.13              0.49
Manufactured Home                      296                    16,229,766.85             10.97
Mixed Use                                1                       128,700.00              0.09
PUD                                     35                     3,694,811.75              2.50
                                     -----                   --------------            ------
                                     2,304                   147,983,111.90            100.00
                                     =====                   ==============            ======



                                                         LOAN PURPOSES

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
                                 Mortgage                 Principal           Unpaid Principal
Use of Proceeds                    Loans                   Balance              Balance

Cashout Refinance                    1,513                    93,638,397.56             63.28
No Cashout Refinance                   630                    41,114,082.85             27.78
Purchase                               161                    13,230,631.49              8.94
                                     -----                   --------------            ------
                                     2,304                   147,983,111.90            100.00
                                     =====                   ==============            ======



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998



                                                      DOCUMENTATION TYPES

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Documentation                    Mortgage                 Principal           Unpaid Principal
Type                               Loans                   Balance              Balance
FULL                                 2,185                   138,766,746.60             93.77
NO INCOME QUALIFIER                    105                     8,433,518.88              5.70
STATED                                  14                       782,846.42              0.53
                                        --                     ------------            ------
                                     2,304                   147,983,111.90            100.00
                                     =====                   ==============            ======




                                             GROSS MARGINS OF THE ADJUSTABLE RATE LOANS
                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Gross                            Mortgage                 Principal           Unpaid Principal
Margin                             Loans                   Balance              Balance

 4.500 -  4.999                          6                     1,034,663.05             15.78
 5.000 -  5.499                         26                     1,748,603.59             26.67
 5.500 -  5.999                          8                       901,133.39             13.74
 6.000 -  6.499                         12                       999,106.14             15.24
 6.500 -  6.999                          4                       300,903.12              4.59
 7.000 -  7.499                          5                       450,605.37              6.87
 7.500 -  7.999                          5                       519,198.02              7.92
 8.000 -  8.499                          5                       463,823.67              7.07
 8.500 -  8.999                          1                       139,288.77              2.12
                                        --                     ------------            ------
                                        72                     6,557,325.12            100.00
                                        ==                     ============            ======



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
    $175,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-1
                      Updated Marketing Memo, June 16, 1998




                                        MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS
                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Maximum                          Mortgage                 Principal           Unpaid Principal
Rate                               Loans                   Balance              Balance
13.500 - 13.999                          2                       101,817.66              1.55
14.000 - 14.499                          5                       249,807.53              3.81
14.500 - 14.999                          9                     1,334,627.18             20.35
15.000 - 15.499                         17                     1,238,908.76             18.89
15.500 - 15.999                         16                     1,439,028.62             21.95
16.000 - 16.499                          7                       624,282.37              9.52
16.500 - 16.999                          8                       845,870.54             12.90
17.000 - 17.499                          6                       594,057.91              9.06
18.000 - 18.499                          2                       128,924.55              1.97
                                         --                      -----------             ----

                                        72                     6,557,325.12            100.00
                                        ===                    =============           ======


                                        MINIMUM RATES OF THE ADJUSTABLE RATE LOANS

                                                          Aggregate            Percentage
                                 Number of                 Unpaid             of Aggregate
Minimum                          Mortgage                 Principal           Unpaid Principal
Rate                               Loans                   Balance              Balance

 7.500 -  7.999                          2                       101,817.66              1.55
 8.000 -  8.499                          5                       249,807.53              3.81
 8.500 -  8.999                          9                     1,334,627.18             20.35
 9.000 -  9.499                         17                     1,238,908.76             18.89
 9.500 -  9.999                         16                     1,439,028.62             21.95
10.000 - 10.499                          7                       624,282.37              9.52
10.500 - 10.999                          8                       845,870.54             12.90
11.000 - 11.499                          6                       594,057.91              9.06
12.000 - 12.499                          2                       128,924.55              1.97
                                         --                      -----------             ----
                                        72                     6,557,325.12            100.00



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



First Union Capital Markets
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.